[Execution Copy]

                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

         THIS PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (this "Agreement"), dated as of August 17, 2001, is made and entered into between Cimnet, Inc., a Delaware corporation (the "Company"), and General Electric Company, a New York corporation, acting through its GE Power Systems business unit ("Purchaser").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933) as amended (the "Securities Act"), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, (i) 746,965 shares of the Company's Series "A" Convertible Preferred Stock (the "Shares"), and (ii) warrants exercisable for a minimum of 100,000 shares, and up to an additional 200,000 shares, of the Company's common stock, $0.0001 par value per share (the "Common Stock"), a form of which is attached hereto as Exhibit A (the "Warrants"; the Shares and the Warrants shall be collectively referred to as the "Securities").

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

                                   ARTICLE 1

                                PURCHASE AND SALE

1.1      The Closing.
         -----------

                (a)      The Closing.
                         -----------

                         (i) Subject to the terms and conditions set forth in
this Agreement, the Company shall issue and sell to the Purchaser, and the Purchaser shall, purchase from the Company, the Securities for the purchase price of one million dollars ($1,000,000). The closing of the purchase and sale of the Securities (the "Closing") shall take place at the offices of Berlack, Israels & Liberman LLP ("Berlack Israels"), 120 West 45th Street, New York, New York 10036, immediately following the execution hereof or such later date as the parties shall agree. The date of the Closing is hereinafter referred to as the "Closing Date".

                         (ii) On the Closing Date, the parties shall deliver or
shall cause to be delivered the following: (A) the Company shall deliver to the
Purchaser: (1) a certificate representing the Shares registered in the name of the Purchaser, (2) the Warrant, registered in the name of the Purchaser, (3) an executed Registration Rights Agreement, dated the date hereof, between the Company and the Purchaser, a form of which is attached hereto as Exhibit B (the "Registration Rights Agreement"), (4) a copy of the Certificate of Designations (as defined below) and the Certificate of Incorporation of the Company certified by the Secretary of State of the State of Delaware; (5) incumbency certificates dated the Closing Date for the officers of the Company executing any of the Transaction Documents and any documents delivered in connection with the Transaction Documents and the Closing; (6) a certificate of the Secretary or an
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Assistant Secretary of the Company, dated as of the Closing Date, certifying as to attached copies of the Certificate of Incorporation, Bylaws and resolutions adopted by the Board of Directors of the Company authorizing the Certificate of Designation, the execution and delivery by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Shares and the reservation for issuance of the Underlying Shares (as hereafter defined); (7) a certificate of the Secretary of State of the State of Delaware dated within 10 days of the Closing, certifying that the Company is in good standing in the State of Delaware; (8) an opinion dated the Closing Date of Berlack, Israels & Liberman LLP, counsel to the Company in the form attached hereto as Exhibit D; and (9) a Voting Agreement executed by John Richardson, in the form attached hereto as Exhibit E (the "Voting Agreement"), and (10) such other certificates or documents as the Purchaser or its counsel may reasonably request relating to the transactions contemplated hereby, and (B) the Purchaser shall deliver to the
Company: (1) the purchase price of one million dollars ($1,000,000) in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose, and (2) an executed Registration Rights Agreement, and (3) an executed Voting Agreement.

                  1.2 Certain Defined Terms. For purposes of this Agreement, "Conversion Price" shall have the meanings set forth in the Certificate of Designation, Rights, Preferences and Limitations of Series A Convertible Preferred Stock of the Company, a form of which is attached hereto as Exhibit C (the "Certificate of Designation"); "Business Day" shall mean any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close; A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                   ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser:

                (a) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 2.1(a) (collectively the "Subsidiaries"). Each of the Subsidiaries is an entity, duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x)

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adversely affect the legality, validity or enforceability of the Securities or any of this Agreement, the Registration Rights Agreement, the Certificate of Designations, the Voting Agreement or the Warrants (collectively, the "Transaction Documents"), (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").

                (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and principles of equity. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

                (c) Capitalization. The number of authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2.1(c). The Company owns all of the capital stock of each Subsidiary. The outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of securities of the Company entitled to preemptive or similar rights arising out of any agreement or understanding with the Company, whether by virtue of any of the Transaction Documents or otherwise. Except as a result of the purchase and sale of the Securities and except as disclosed in
Schedule 2.1(c), there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any equity securities of the Company, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue equity securities of the Company, including without limitation additional shares of Common Stock or securities or rights convertible or exchangeable into shares of Common Stock.

                (d) Issuance of the Securities. When issued in accordance with this Agreement, the Shares will be (i) duly authorized, validly issued, fully paid and non-assessable, (ii) will have the rights, preferences and privileges described in the Certificate of Designations and (iii) will not be issued in violation of, and will not be subject to, any preemptive or subscription rights and will not result in the antidilution provisions of any security of the Company becoming applicable. The Company will have (and will, at all times while the Securities are outstanding, maintain) an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the holders of the Securities, to enable it to perform its conversion and other obligations under this

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

Agreement, the Warrant and the Certificate of Designations. All such authorized shares of Common Stock shall be duly reserved for issuance to the holders of the Securities. The shares of Common Stock issuable upon conversion of the Shares and upon exercise of the Warrants are collectively referred to herein as the "Underlying Shares". When issued in accordance with the Securities, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable.

                (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or result in the imposition of any lien of any nature whatsoever upon any of the properties or assets of the Company, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

                (f) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by the Purchaser (the "Underlying Shares Registration Statement"), (ii) applicable Blue Sky filings, and (iii) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required Approvals").

                (g) Litigation; Proceedings. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or result in a Material Adverse Effect. There is no outstanding judgment, order, injunction or

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decree of any court, arbitrator, governmental or administrative agency or regulatory authority applicable to the Company or any of its properties, assets or business. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. The Company does not have pending before the Commission any request for confidential treatment of information and the Company has no knowledge of any expected such request that would be made prior to the Effectiveness Date (as defined in the Registration Rights Agreement). There has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

                (h) No Default or Violation.
                    -----------------------

                (i) Neither the Company nor any Subsidiary (A) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (B) is in violation of any judgment or order of any court, arbitrator or governmental body, or (C) is in violation of any statute, rule or regulation of any governmental authority, in case of clause (C) above, except as could not individually or in the aggregate, have or result in a Material Adverse Effect.

                (ii) Not in limitation of the foregoing subparagraph (i), there are no past or present (or, to the knowledge of the Company, future) events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent compliance or continued compliance by the Company with any laws relating to pollution or protection of the environment or with any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, or, to the knowledge of the Company, which may give rise to any common law or legal liability of the Company including liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar state or local laws, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, notice of violation, study or investigation against or affecting the Company, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, chemical, or industrial, toxic or hazardous substance or waste.

                (i) Private Offering. Assuming the accuracy of the representations and warranties of the Purchaser set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Purchaser as contemplated hereby are exempt from the registration requirements of the Securities Act. Neither the Company nor any Person acting on its behalf has taken or is, to the knowledge of the Company, contemplating taking any action which could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act including soliciting any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

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

                (j) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, without limitation, all filings required pursuant to Sections 13(a) and 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since March 31, 2001, except as specifically disclosed in the SEC Reports, (a) there has been no event, occurrence or development that has or that could result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

                (k) Investment Company. The Company is not, and is not an "affiliate" (as defined in Rule 405 under the Securities Act) of, an "investment Company" within the meaning of the Investment Company Act of 1940, as amended.

                (l) Certain Fees. No fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

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

                (m) Solicitation Materials. Neither the Company nor any Person acting on the Company's behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

                (n) Assets. Except as disclosed on Schedule 2.1(n), the Company has good and valid title to, or a valid leasehold interest in, as applicable, all material properties, interests, rights and assets necessary to continue to operate the business of the Company consistent with current and historical practice and as presently contemplated to be conducted, free and clear of all liens except statutory liens for the payment of current taxes that are not yet delinquent and which do not affect the properties or assets of the Company in any material respect.

                (o) Intellectual Property and Related Matters.
                    ------------------------------------------

                (i) "Intellectual Property" means rights in (A) any patent, copyright, trademark, service marks, trade dress, trade name, licenses, franchises or domain name (regardless of whether such rights have been registered), (B) registrations and applications for registration of any of the rights listed in clause (A) of this definition, (C) trade secrets, confidential information, know-how, rights, processes, goodwill and any other intangible assets of the Company, (D) data of any kind, including any rights to use Personally-Identifiable Data (as hereafter defined), (E) the likeness, name, signature, voice or other personal characteristics of any person, and (F) any other proprietary or intellectual property rights of any kind. "Personally-Identifiable Data" means data containing personally-identifiable information relating to any natural Person, or any e-mail address. Set forth on
Schedule 2.1(o)(i) is a true and complete list of Intellectual Property owned or filed by, or licensed to the Company, other than commercially available software (for which the Company represents that it has adequate licenses). With respect to registered patents and trademarks, Schedule 2.1(o)(i) sets forth a list of all jurisdictions which such patents or trademarks are registered or applied for and all registration and application numbers. The Company has all rights to the Intellectual Property used in connection with the business of the Company as presently conducted, and except as set forth on Schedule 2.1(o)(i), the Company owns, or has the right to use, execute, reproduce, display, perform, modify, enhance, distribute, prepare derivative works of and sublicense, without payment to any other Person, all such Intellectual Property as currently used in the business, free and clear of all liens (including source code escrow arrangements). The consummation of the transactions contemplated hereby will not conflict with, alter or impair any such right. The Company has not entered into any agreement to indemnify any other Person against any charge of infringement of any third party Intellectual Property, except infringement indemnities agreed to in the ordinary course and included as part of the Company's contracts for the license or sale of its products or services. The Company has not entered into any agreement granting any third party the right to bring infringement actions or otherwise to enforce rights with respect to the Company's Intellectual Property.

                (ii) Except for software licenses in the ordinary course of business as set forth on Schedule 2.1(o)(ii), the Company has not granted any option or right to (A) purchase its Intellectual Property or (B) to market or distribute its Intellectual Property. To the Company's knowledge, the conduct of

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the business of the Company as presently conducted does not violate, conflict with or infringe the Intellectual Property of any other Person. Except as set forth in Schedule 2.1(o)(ii), no claims are pending, or to the knowledge of the Company, threatened, against the Company by any Person with respect to the ownership, validity, enforceability, effectiveness or use of any Intellectual Property and, since its inception, the Company has not received any communications alleging that the Company has violated any rights relating to Intellectual Property of any Person.

                (p) Transactions with Affiliates. Except as set forth in
Schedule 2.1(p), no current or former partner, director, officer or stockholder (direct or indirect) of the Company or any associate or to the knowledge of the Company, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or during the 12-month period ending on the date hereof has been, (i) a party to any transaction with the Company (including any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or stockholder or such associate or affiliate or relative) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company (except for a passive investment (direct or indirect) in less than 5% of the common stock of a company whose securities are traded on or quoted through a national securities exchange or on the NASDAQ National Market System), nor does any such Person receive income from any source other than the Company which relates to the Company's business or should properly accrue to the Company.

                (q) Taxes. The Company and the Subsidiaries have filed all tax returns, federal, state, county and local, required to be filed by them, and the Company and the Subsidiaries have paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable, including without limitation all taxes which the Company and the Subsidiaries are obligated to withhold from amounts owing to employees, creditors and third parties. The Company and the Subsidiaries have established adequate reserves for all taxes accrued but not yet payable. No deficiency assessment with respect to or proposed adjustment of the Company's or the Subsidiaries' federal, state, county or local taxes is pending or, to the best of the Company's knowledge, threatened. There is no tax lien (other than for current taxes not yet due and payable), whether imposed by any federal, state, county or local taxing authority, outstanding against the assets, properties or business of the Company or the Subsidiaries. These returns and reports are true and correct in all material respects. The Company has not executed or filed with any taxing authority any agreement, waiver or consent for the extension of the period for assessment or collection of any taxes or the audit of any tax returns or reports. The Company is not a party to any pending action or proceeding, nor, to the knowledge of the Company, is any such action or proceeding threatened by any governmental authority for the assessment or collection of taxes, interest, penalties, assessments or deficiencies, and no claim for assessment or collection of taxes, interest, penalties, assessments or deficiencies has been asserted against the Company.

                (r) Insurance. The Company and the Subsidiaries have maintained valid policies of workers' compensation insurance and of insurance with respect to their properties and business of the kinds and in the amounts not less than

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is customarily obtained by corporations of established reputation engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability and other risks.

                (s) Labor Relations. None of the employees of the Company or any Subsidiary is represented by any labor union, and there is no labor strike or other labor trouble pending with respect to the Company or any Subsidiary (including, without limitation, any organizational drive) or, to the best of the Company's knowledge, threatened.

                (t) ERISA. Except as set forth in Schedule 2.1(t), the Company and the Subsidiaries do not have or otherwise contribute to or participate in, and have not previously had , contributed to or participated in, within the last three (3) years, any employee benefit plan subject to Section 3(1), and not exempt under Section 4 of the Employee Retirement Income Security Act of 1974. The Company and the Subsidiaries have made substantially all required contributions or have reflected such contributions on their financial statements. Except as set forth on Schedule 2.1(t), the Company and the Subsidiaries have complied in all material respects with applicable laws with respect to any such plans set forth in Schedule 2.1(t) or the liability to the Company or the Subsidiaries does not exceed $100,000.

         The Purchaser acknowledges and agrees that the Company has not made any representations or warranties with respect to the transactions contemplated hereby or the business, prospects or financial condition of the Company other than those specifically set forth in this Section 2.1.

         2.2 Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows:

                (a) Organization; Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by the Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of the Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and principles of equity.

                (b) Investment Intent. The Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to the Purchaser's right, subject to the provisions of the Transaction Documents and the Certificate of Designation, at all times to sell or otherwise dispose of all or any part of such Securities and/or the Underlying Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance

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with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by the Purchaser to hold the Securities for any period of time. The Purchaser is acquiring the Securities hereunder in the ordinary course of its business. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute the Securities.

                (c) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and at the date hereof it is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                (d) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Purchaser understands and acknowledges that there is limited trading volume in the shares of the Company's common stock on the OTC Bulletin Board, and therefore, sales of shares of the Company's common stock may cause a decrease in the market price thereof.

                (e) Ability of the Purchaser to Bear Risk of Investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                (f) Access to Information. The Purchaser acknowledges that it has reviewed the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the SEC Reports. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend or affect the Purchaser's right to rely on the truth, accuracy and completeness of the SEC Reports and the Company's representations and warranties contained in the Transaction Documents.

                (g) General Solicitation. The Purchaser is not purchasing the Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                (h) Form S-3 Eligibility. The Purchaser acknowledges that the Company is not presently eligible to register securities for resale under Form S-3 promulgated under the Securities Act.

                (i) Reliance. The Purchaser understands and acknowledges that
(i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.

         The Company acknowledges and agrees that the Purchaser has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                   ARTICLE 3

                         OTHER AGREEMENTS OF THE PARTIES

         3.1 Transfer Restrictions.
             ---------------------

                (a) Other than (i) transfers to GE Capital Corporation, GE Capital Equity Investments, Inc., or other wholly owned subsidiaries of GE Capital Corporation or (ii) in accordance with Section 3.1(b) below, the Purchasers may not sell, pledge, encumber, hypothecate or otherwise transfer the Securities without the prior written approval of the Company, which approval shall not be unreasonably withheld.

                (b) The Securities and the Underlying Shares may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities and the Underlying Shares other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                (c) The Purchaser agrees to the imprinting, so long as is required by this Section 3.1(c), of the following legend on the Securities and on any securities issued in connection with any exchange of securities contemplated in this Agreement:

                  NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT

         BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

         3.2 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes.

         3.3 Indemnification. The Company agrees to indemnify, defend and hold harmless the Purchaser and its affiliates and controlling persons and their respective officers, managers, members, partners, directors, stockholders, employees, representatives and agents (all such Persons and entities being collectively referred to as the "Indemnified Parties") from and against any and all claims, demands, actions, causes of action, assessments, liabilities, costs or expenses, including without limitation interest, penalties, fines, fees, deficiencies, claims of damage, court and arbitration costs and reasonable fees and disbursements of attorneys, accountants, consultants and other experts as and when incurred or sustained by any Indemnified Party as a result of or arising from or in connection with (i) any inaccuracy or breach of any representation, warranty or covenant made by the Company in or pursuant to this Agreement or any other Transaction Document, (ii) the use of proceeds of the sale of the Securities or (iii) the fact that the Purchaser is or was an investor in the Company. Notwithstanding the foregoing, the Company shall have no liability for indemnification pursuant to this Section 3.3 for such losses, demands, actions, causes of action, assessments, damages, liabilities, costs or expenses arising out of the gross negligence or willful misconduct of the Purchaser or arising solely out of market risk. The rights accorded to Indemnified Parties under this Section 3.3 shall be in addition to any rights and remedies that any Indemnified Party may have at law or in equity, by separate agreement or otherwise. Payment of amounts due under this indemnity shall be made promptly upon demand by the Indemnified Party as and when incurred by wire transfer of immediately available funds to an account designated in writing by the Indemnified Party.

         3.4 Limitation on Issuance of Securities. Without the Purchaser's prior written consent (which consent will not be unreasonably withheld, delayed or conditioned), the Company shall not issue or sell any of its securities in a public or private offering generating net proceeds in excess of one million dollars ($1,000,000) until the later of: (i) the date on which a registration statement relating to the resale of the Underlying Shares is declared effective by the Securities and Exchange Commission ("SEC"); and (ii) March 31, 2002.

         3.5 Redemption Right. In the event that a registration statement relating to the resale of all of the Underlying Shares has not been declared effective by the SEC within one hundred eighty (180) days following the Closing Date or such later date as permitted under Section 2(g) of the Registration Rights Agreement (the "Trigger Event"), then the Purchaser shall have the right to require that the Company redeem all, but not less than all, of the Securities at an aggregate redemption price equal to one million one hundred fifty thousand dollars ($1,150,000), plus accrued and unpaid dividends. The Purchaser may exercise its rights under this Section 3.5 by giving the Company written notice thereof within twenty (20) days following the Trigger Event. The Company shall, within thirty (30) days following receipt of such written notice, deliver the redemption price to the Purchaser and this Agreement and the other Transaction Documents shall terminate and shall be of no further force or effect. Whereupon, the parties shall have no further obligations to the other whatsoever, this being the Purchaser's exclusive remedy in the event such registration statement has not been declared effective in accordance with the terms of the Transaction Documents.

         3.6 Board Representation. Immediately following the Closing, the Company shall expand its Board of Directors and appoint a nominee of Purchaser as a member of the Company's Board of Directors of the Purchaser to the Board of Directors of the Company, such nominee to serve until the next annual meeting of the Company's stockholder and until his/her successor is duly elected and qualified. The Company shall cause a nominee of the Purchaser to be included in the slate of directors proposed by the Company for election at each annual meeting of the Company's stockholders until the earlier of (i) Purchaser requests that the Company cease nominating a representative of Purchaser, (ii) the date on which the Purchaser beneficially owns less than 375,000 shares of the Company's common stock (or securities convertible or exercisable into shares of the Company's common stock) (as adjusted for stock dividends, distributions, splits, combinations or recapitalizations) and (iii) August 17, 2006.

         3.7 Voting Agreement. John Richardson, the founder, Chief Executive Officer and Chairman of the Board of the Company, shall execute and deliver to the Purchaser a Voting Agreement, a form of which is attached hereto as Exhibit E.

         3.8 D&O Insurance. As soon as practical, but no later than September 30, 2001, the Company shall obtain and maintain a directors and officers liability insurance policy in full force and effect, and shall take all steps necessary to fully indemnify all members of its Board of Directors to the fullest extent permitted by law.


                                   ARTICLE 4

                                  MISCELLANEOUS

         4.1 Fees and Expenses. Each party will pay all fees and expenses incurred by it in connection with the transactions contemplated by this Agreement, including legal, accounting environmental and other professional fees.

         4.2 Entire Agreement; Amendments. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding (other than with respect to any exchange of securities as contemplated herein) of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters (including but not limited to that certain Agreement for the Purchase of Convertible Preferred Stock and Warrants for Common Stock between the Company and the Purchaser, dated May 2001), which the parties acknowledge have been merged into such documents, exhibits and schedules.

         4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

                  If to the Company:        CIMNET, Inc.
                                            946 West Penn Avenue
                                            Robesonia, Pennsylvania  19551
                                            Facsimile No.:  (610) 693-5927
                                            Attn: John D. Richardson

                  With copies to:           Berlack, Israels & Liberman LLP
                                            120 West 45th Street
                                            New York, New York 10036
                                            Facsimile No.: (212) 704-0196
                                            Attn: Alan N. Forman, Esq.

                  If to Purchaser:          GE Power Systems
                                            4200 Wildwood Parkway
                                            Atlanta, Georgia  30339
                                            Attn:  Jacques Beaudry-Losique
                                            Facsimile No.:  (770) 859-7019
                                            Attn:  Briggs L. Tobin, Esq.
                                            Facsimile No.:  (770) 859-7012

                  With a copy to:           Long Aldridge & Norman LLP
                                            303 Peachtree Street, Suite 5300
                                            Atlanta, Georgia 30308
                                            Facsimile No.: (404) 527-4198
                                            Attn: Johnathan H. Short, Esq.

         4.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         4.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may not assign this Agreement or any of the rights or obligations hereunder without the consent of the Company. This provision shall not limit any Purchaser's right to transfer securities pursuant to the other terms of this Agreement or transfer or assign rights under the Registration Rights Agreement.

         4.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         4.8 Governing Law; Jurisdiction. The corporate laws of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         4.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing until the expiration of the statute of limitations applicable to the matters covered thereby (giving effect to any waiver, mitigation or extension of such statute of limitations), plus an additional 60 days thereafter.

         4.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         4.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         4.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser will be entitled to specific performance of the obligations of the Company under the Transaction Documents. The parties hereto agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         4.13 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS, THE SHARES, THE WARRANTS, OR THE UNDERLYING SHARES.



                     [Signatures located on following page.]

         IN WITNESS WHEREOF, the parties hereto have caused this Stock and Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                  CIMNET, INC.


                                  By: /s/ John Richardson
                                  -------------------------------------------
                                  Name:  John Richardson
                                  Title:   Chief Executive Officer


                                  GENERAL ELECTRIC COMPANY, acting
                                  through its GE Power Systems business unit


                                  By: /s/ Jacques Beaudry Losique
                                     ----------------------------------------
                                     Name:  Jacques Beaudry Losique
                                     Title:   Director, GEPS Equity Investments